PARADIGM FUNDS Paradigm Value Fund (PVFAX)

Supplement dated October 16, 2013 to the Statement of Additional Information dated March 28, 2013

The following information is added to the current Statement of Additional Information.

THE PORTFOLIO MANAGERS

     Mr. Scott M. Bruce has been added as a Portfolio Manager to the Paradigm Value Fund. The following table lists the number and types of accounts (other than the Paradigm Funds) managed by Mr. Bruce:

Mr. Scott M. Bruce (As of October 16, 2013)
			Number of Accounts by	Total Assets By Account
	Number of Accounts by	Total Assets By Account	Type Subject to a	Type Subject to a
Account Type	Account Type	Type	Performance Fee	Performance Fee
Other Registered	0	0	0	0
Investment Companies
Other Pooled Investment	0	0	0	0
Vehicles
Other Accounts	0	0	0	0

PORTFOLIO MANAGER COMPENSATION

     Mr. Bruce’s compensation, which is paid by the Company, for managing the Paradigm Value Fund consists of a base salary plus a discretionary bonus. The discretionary bonus is principally based on a combination of his performance versus the benchmark, and his performance versus his peers.

The following table shows the dollar range of equity securities beneficially owned by Mr. Bruce as of October 16, 2013.

	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity
Name of Portfolio Manager	Securities in the	Securities in the	Securities in the	Securities in the
	Paradigm Value Fund	Paradigm Opportunity Fund	Paradigm Select Fund	Paradigm Micro-Cap Fund
Mr. Scott M. Bruce	None	None	None	None

This supplement, the Prospectus dated March 28, 2013, and the Statement of Additional Information dated March 28, 2013 provide the information a prospective investor ought to know before investing and should be retained for future reference. Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-239-0732.